SAGE DEVELOPMENT AND CONSTRUCTION
                      16161 College Oak, Suite 100
                      San Antonio, Texas 78249
                      210-408-0010


SAGE DEVELOPMENT AND CONSTRUCTION (SUBCONTRACTOR)

BID PROPOSAL AND AGREEMENT

GENERAL CONTRACTOR:     COLLEGE OAK INVESTMENTS, INC.
DATE: MAY 15, 2004
PROJECT NAME: QUADK BUILDING
PROJECT ADDRESS: 4733 SHAVANO OAK, SAN ANTONIO, TX  78249
PROJECT SIZE & USE:  3,038 SF GENERAL OFFICE
PROJECT ARCHITECT:  STEPHEN J. KRAMER ARCHITECTS

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

DESCRIPTION               COST      COST/SF
-----------------      -----------  -------
GENERAL CONDITIONS    $ 29,900.00  $  9.84
EQUIPMENT             $  3,400.00  $  1.12
FINAL CLEANING        $    759.50  $  0.25
DEMOLITION            $         -  $     -
GENERAL CONDITIONS    $ 29,900.00  $  9.84
EQUIPMENT             $  3,400.00  $  1.12
FINAL CLEANING        $    759.50  $  0.25
DEMOLITION            $         -  $     -
SITE FINISH WORK      $  7,850.00  $  2.58
CONCRETE              $ 25,549.60  $  8.41
MASONRY               $ 26,660.00  $  8.78
STRUCTURAL:           $ 44,768.00  $ 14.74
CABINETS & MILLWORK   $ 21,500.00  $  7.08
ROOFING               $ 22,505.00  $  7.41
DOORS & HARDWARE      $  8,912.00  $  2.93
GLASS                 $ 13,550.00  $  4.46
DRYWALL               $  8,470.00  $  2.79
CEILINGS              $         -  $     -
FLOORING              $ 10,032.00  $  3.30
SPECIALTIES           $  9,305.75  $  3.06
PAINT & WALLCOVERING  $ 10,080.00  $  3.32
HVAC                  $ 18,620.00  $  6.13
FIRE ALARM            $         -  $     -
FIRE SPRINKLERS       $         -  $     -
PLUMBING              $ 17,700.00  $  5.83
ELECTRICAL            $ 21,963.00  $  7.23
SUBTOTAL              $301,524.85  $ 99.25
SALES TAX             $ 12,466.17  $  4.10
TOTAL BID             $313,991.02  $103.35
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PROPOSAL SUBMITTED BY:
/S/ JAY ALKIRE
-----------------
President
Sage Development & Construction


Proposal Accepted by:

/S/ Carey G. Birmingham
-------------------------
President
College Oak Investments, Inc.

Date:
May 15, 2004

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